PROMISSORY NOTE
(MEZZANINE)
$25,000,000.00    November 14, 2012

FOR VALUE RECEIVED RUDGATE VILLAGE HOLDINGS, LLC, RUDGATE CLINTON HOLDINGS, LLC, AND RUDGATE CLINTON ESTATES HOLDINGS, LLC, each a Delaware limited liability company, as maker, having its principal place of business at 201 W. Big Beaver Road, Suite 720, Troy, Michigan 48084-5297 (together with its permitted successors and assigns, collectively, “Borrower”), hereby unconditionally promises to pay to the order of SUN RUDGATE LENDER LLC, a Michigan limited liability company, having an address at 27777 Franklin Road, Suite 200, Southfield, Michigan 48034 (together with its successors and assigns, collectively, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00), or so much thereof as is advanced pursuant to that certain Mezzanine Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (Mezzanine) (the “Note”) at the interest rate specified in the Loan Agreement, and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.
ARTICLE 1: PAYMENT TERMS
Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note required to be paid under the Loan Agreement and all other amounts due under the Loan Agreement and other Loan Documents from time to time outstanding without relief from valuation and appraisement laws at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and other Loan Documents shall be due and payable on the Maturity Date.
ARTICLE 2: DEFAULT AND ACCELERATION
The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default (after giving effect to all applicable notice and cure periods).
ARTICLE 3: LOAN DOCUMENTS
This Note is secured by the Pledge and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Pledge and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.
ARTICLE 4: SAVINGS CLAUSE
Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.
ARTICLE 5: NO ORAL CHANGE
This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
ARTICLE 6: WAIVERS
Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company shall not thereby be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such limited liability company which may be set forth in the Loan Agreement, the Pledge or any other Loan Document.)

ARTICLE 7: TRANSFER
Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under Legal Requirements given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.
ARTICLE 8: EXCULPATION
The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.
ARTICLE 9: GOVERNING LAW
(A)    THIS NOTE WAS NEGOTIATED IN THE STATE OF MICHIGAN, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF MICHIGAN, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF MICHIGAN, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.
(B)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF OAKLAND, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

ARTICLE 10: NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.
ARTICLE 11: SUCCESSORS AND ASSIGNS
This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and permitted assigns. Lender may sell, assign, pledge, participate, transfer or delegate, as applicable, to one or more Persons, all or a portion of its rights and obligations under this Note and the other Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note. Borrower shall not have the right to assign, delegate or transfer its rights or obligations under this Note without the prior written consent of Lender, and any attempted assignment, delegation or transfer without such consent shall be null and void.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.
BORROWER:

RUDGATE VILLAGE HOLDINGS, LLC
By: Rudgate Manager, LLC, a Michigan limited liability company
Its: Manager

By: /s/ Graham A. Orley
Name: Graham A. Orley, Co-Manager

By: /s/ Gregg L. Orley
Name: Gregg L. Orley, Co-Manager

RUDGATE CLINTON HOLDINGS, LLC
By: Rudgate Manager, LLC, a Michigan limited liability company
Its: Manager

By: /s/ Graham A. Orley
Name: Graham A. Orley, Co-Manager

By: /s/ Gregg L. Orley
Name: Gregg L. Orley, Co-Manager

RUDGATE CLINTON ESTATES HOLDINGS, LLC
By: Rudgate Manager, LLC, a Michigan limited liability company
Its: Manager

By: /s/ Graham A. Orley
Name: Graham A. Orley, Co-Manager

By: /s/ Gregg L. Orley
Name: Gregg L. Orley, Co-Manager

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